Supplement Dated May 30, 2018

To

Prospectuses Dated April 30, 2018

This supplement is intended for distribution with prospectuses dated April 30, 2018, for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.), as applicable. The affected prospectuses bear the titles:

Accumulation VUL 2014	Majestic VULX
Protection VUL 2017	Majestic Survivorship VULX
Survivorship Variable Universal Life	Majestic VCOLIX

This supplement is intended for distribution with prospectuses dated April 30, 2018, for variable life insurance contracts issued by John Hancock Life Insurance Company of New York, as applicable. The affected prospectuses bear the titles:

Accumulation VUL 2014	Majestic VULX
Protection VUL 2012	Majestic Survivorship VULX
Protection VUL 2017	Majestic VCOLIX
Survivorship Variable Universal Life

We amend the expense information for the portfolios listed below as follows:

Portfolio	Management Fee	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses
Managed Volatility Balanced[2,7]	0.06%	0.00%	0.02%	0.64%	0.72%
Managed Volatility Conservative[2,7]	0.05%	0.00%	0.03%	0.62%	0.70%
Managed Volatility Growth[2,7]	0.06%	0.00%	0.02%	0.66%	0.74%
Managed Volatility Moderate[2,7]	0.05%	0.00%	0.03%	0.64%	0.72%

2.	“Acquired Fund Fees and Expenses” are based on indirect net expenses associated with the portfolio’s investments in the funds (each an “Acquired Fund”) of underlying investment companies. The “Total Fund Operating Expenses” shown may not correlate to the portfolio’s ratios of expenses to average net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired Fund Fees and Expenses.” For more information, please refer to the prospectus for the portfolio.
7.	John Hancock Investment Management Services, LLC (“JHIMS”) has contractually agreed to reduce its management fee and/or make payment to the portfolio in an amount equal to the amount by which “Other Expenses” of the portfolio exceed 0.00% of the average net assets of the portfolios. “Other Expenses” means all of the expenses of the portfolio, excluding certain expenses such as advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio’s business, distribution and service (Rule 12b-1) fees, transfer agency and service fees, underlying fund expenses (acquired fund fees), and short dividend expense. The current expense limitation agreement expires on April 30, 2019, unless renewed by mutual agreement of the portfolio and JHIMS based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do not reflect this waiver or reimbursement. If this waiver or reimbursement had been reflected, the “Total Fund Operating Expenses” for the portfolio would be as indicated in the table below. For more information, please refer to the prospectus for the portfolio.

Portfolio	Total Fund Operating Expenses
Managed Volatility Balanced	0.70%
Managed Volatility Conservative	0.67%
Managed Volatility Growth	0.72%
Managed Volatility Moderate	0.69%

You should read this supplement together with the prospectus for the contract you purchased, and retain both for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

333-141692	333-193994	333-153253	333-221236
333-148991	333-141693	333-193995
333-151630	333-148992	333-179571
333-153252	333-151631	333-217721

VLI ProdSupp VL1 5/2018

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